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Exhibit 10.1(g)

LEASE GUARANTY

Dated as of June 15, 2003

from

SABRE HOLDINGS CORPORATION

in favor of

CSL LEASING INC.,
as Lessor,

THE INSTITUTIONAL INVESTORS NAMED ON SCHEDULE II TO THE PARTICIPATION AGREEMENT,
as Purchasers,

and

WILMINGTON TRUST COMPANY,
as Indenture Trustee

i

LEASE GUARANTY

        THIS LEASE GUARANTY (this "Lease Guaranty"), dated as of June 15, 2003, is made by SABRE HOLDINGS CORPORATION, a Delaware corporation, as Lessee Guarantor (the "Lessee Guarantor"), in favor of CSL LEASING INC., a Delaware corporation, as Lessor (the "Lessor"), THE PARTIES WHO FROM TIME TO TIME BECOME PURCHASERS UNDER THE OPERATIVE DOCUMENTS (individually, a "Purchaser," and, collectively with the other Purchasers, the "Purchasers"), and WILMINGTON TRUST COMPANY, as Indenture Trustee (the "Indenture Trustee") (each of the Lessor, the Purchasers and the Indenture Trustee, together with their respective successors and assigns, being referred to herein, collectively, as the "Guaranteed Parties").

W I T N E S S E T H:

        WHEREAS, as a condition to the occurrence of the Documentation Date under the Participation Agreement dated as of even date herewith (together with all amendments, supplements, amendments and restatements and other modifications, if any, from time to time made thereto, the "Participation Agreement"), among Sabre Inc., as Lessee (the "Lessee"), the Lessee Guarantor, the Lessor, the Purchasers and the Indenture Trustee, the Lessee Guarantor is required to execute and deliver this Lease Guaranty in favor of the Guaranteed Parties; and

        WHEREAS, the Lessee is a wholly-owned Subsidiary of the Lessee Guarantor; and

        WHEREAS, the making of this Guaranty is a condition to the effectiveness of the Operative Documents and is of substantial benefit to the Lessee; and

        WHEREAS, the Lessee Guarantor has duly authorized the execution, delivery and performance of this Lease Guaranty; and

        WHEREAS, it is in the best interests of the Lessee Guarantor to execute this Lease Guaranty;

        NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Guaranteed Parties to enter into the Participation Agreement and the other Operative Documents, the Lessee Guarantor agrees, for the benefit of the Guaranteed Parties, as follows:

ARTICLE I
DEFINITIONS

        Section 1.1. Definitions.    Capitalized terms used but not otherwise defined in this Lease Guaranty have the respective meanings specified in Appendix A to the Participation Agreement (as such Appendix A may be amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A"); and the rules of interpretation set forth therein shall apply to this Lease Guaranty.

        Section 1.2. U.C.C. Definitions.    Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the Uniform Commercial Code as in effect in the State of New York are used in this Lease Guaranty, including its preamble and recitals, with such meanings.

ARTICLE II
LEASE GUARANTY PROVISIONS

        Section 2.1. Lease Guaranty.    (a) The Lessee Guarantor, as primary obligor and not as a surety, hereby absolutely, unconditionally and irrevocably guarantees to each of the Guaranteed Parties the following obligations (collectively, the "Guaranteed Obligations"): (i) the due, punctual and full payment by the Lessee, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations and amounts to be paid by the Lessee pursuant to any Operative

Document to which the Lessee is or is to be a party, whether for Rent, interest, fees, expenses, indemnities or otherwise (including all such amounts that would become due and payable by the Lessee but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, and the operation of Sections 502(b) and 506(b) of the Bankruptcy Code, or similar provisions of the Bankruptcy Code); and (ii) the due, prompt and faithful performance of, and compliance with, all other obligations, covenants, terms, conditions and undertakings of the Lessee contained in each Operative Document to which the Lessee is or is to be a party in accordance with the terms thereof. Notwithstanding the foregoing or anything else to the contrary contained herein, the Lessee Guarantor shall not be obligated to pay under this Lease Guaranty any amounts due from the Lessee under the Lease other than such amounts as the Lessee would be obligated to pay under the Lease assuming the Lease were enforced in accordance with its terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of the Lessee) and the limitations of Sections 16.5 and 20.2(f) of the Master Lease shall apply to the Lessee Guarantor.

        (b)   The Lessee Guarantor further agrees that it shall indemnify and hold harmless each Guaranteed Party for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Guaranteed Party in enforcing any rights under this Lease Guaranty.

        (c)   This Lease Guaranty constitutes a guaranty of payment and performance when due and not of collection, and the Lessee Guarantor specifically agrees that it shall not be necessary or required that any Guaranteed Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Lessee or any other Person before or as a condition to the enforcement of the obligations of the Lessee Guarantor hereunder.

        Section 2.2. Lease Guaranty Absolute.    This Lease Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment and performance, and shall remain in full force and effect until all Guaranteed Obligations have been paid and performed in full and all obligations of the Lessee Guarantor hereunder, if any, shall have been paid and performed in full. The Lessee Guarantor guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of each Operative Document under which they arise, in each case regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party. To the maximum extent permitted by Applicable Law, the liability of the Lessee Guarantor under this Lease Guaranty shall be absolute, unconditional and irrevocable irrespective of:

          (a)   any lack of validity, legality or enforceability of any Operative Document;

          (b)   the failure of any Guaranteed Party:

            (i)    to assert any claim or demand or to enforce any right or remedy against the Lessee or any other Person under the provisions of any Operative Document or otherwise, or

            (ii)   to exercise any right or remedy against any other guarantor of, or collateral securing, the Guaranteed Obligations;

          (c)   any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any of the Guaranteed Obligations;

          (d)   any reduction, limitation, impairment or termination of the Guaranteed Obligations for any reason (other than indefeasible payment and performance in full thereof), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Lessee Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence (other than indefeasible payment and performance in full thereof) affecting, the Guaranteed Obligations or any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Operative Document;

          (e)   any addition, exchange, release, surrender or nonperfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Guaranteed Party securing any of the Guaranteed Obligations; or

          (f)    any other circumstance which might otherwise constitute a legal or equitable defense available to, or a legal or equitable discharge of, or set-off against, the Lessee, any Guaranteed Party or any surety or any guarantor, other than a defense that the Guaranteed Obligations have been theretofore paid in full.

        Section 2.3. Reinstatement.    The Lessee Guarantor agrees that this Lease Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Guaranteed Party, upon the insolvency, bankruptcy or reorganization of the Lessee or otherwise, as though such payment had not been made.

        Section 2.4. Waiver    (a) The Lessee Guarantor hereby waives, to the maximum extent permitted by Applicable Law, (i) promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Lease Guaranty, and (ii) any requirement that any Guaranteed Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Lessee, the Lessor or any other Person (including any other guarantor or entity or any collateral securing the Guaranteed Obligations).

        (b)   To the maximum extent permitted by Applicable Law, the Lessee Guarantor waives the right by statute or otherwise to require the Guaranteed Parties to institute suit against the Lessee or any other Person or to exhaust any rights and remedies which the Guaranteed Parties have or may have against the Lessee or any other Person and agrees that all rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided by law and no failure to or delay in the exercise of any right shall operate as a waiver thereof. In this regard, the Lessee Guarantor agrees that it is bound to the payment and performance of each and all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to the Guaranteed Parties by the Lessee Guarantor. The Lessee Guarantor further waives, to the maximum extent permitted by Applicable Law, any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid by the Lessee or the Lessee Guarantor, subject to Section 2.3 hereof) of the Lessee or by reason of the cessation from any cause whatsoever of the liability of the Guaranteed Parties in respect thereof.

        (c)   The Lessee Guarantor agrees that if all or a portion of the Guaranteed Obligations are at any time secured by a lease, deed of trust or mortgage covering interests in real property, the Indenture Trustee, without notice or demand and without affecting the liability of the Lessee Guarantor under this Lease Guaranty, to the fullest extent permitted by Applicable Law, may foreclose pursuant to the terms of the Lease and the deed of trust or mortgage or security agreement contained therein and the interests in real property secured thereby by judicial or non-judicial sale. The Lessee Guarantor understands that the exercise by the Indenture Trustee of certain rights and remedies contained in the Lease and any such deed of trust, mortgage or security agreement contained therein may affect or eliminate the Lessee Guarantor's right of subrogation against the Lessee, and the Lessee Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder. Nevertheless, the Lessee Guarantor hereby authorizes and empowers the Indenture Trustee to exercise any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of the Lessee Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of the Lease and any deed of trust, mortgage or security agreement contained therein with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, the Lessee Guarantor shall remain bound under this Lease Guaranty including its obligation to pay any Guaranteed Obligations not theretofore paid.

        (d)   Until the Guaranteed Obligations shall have been indefeasibly paid in full and completely performed, the Lease Balance shall have been fully paid and the Operative Documents shall have terminated, the Lessee Guarantor shall withhold exercise of (1) any claim, right or remedy, direct or indirect, that the Lessee Guarantor now has or may hereafter have against the Lessee or any of its assets in connection with this Lease Guaranty or the performance by the Lessee Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, including, without limitation (A) any right of subrogation, reimbursement or indemnification that the Lessee Guarantor now has or may hereafter have against the Lessee, (B) any right to enforce, or to participate in, any claim, right or remedy that the Guaranteed Parties now have or may hereafter have against the Lessee, and (C) any benefit of, any right to participate in, any collateral or security now or hereafter held by the Lessor or the Indenture Trustee and (2) any right of contribution the Lessee Guarantor may have against any other guarantor of the Guaranteed Obligations. The Lessee Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification the Lessee Guarantor may have against the Lessee or against any collateral or security and any rights of contribution the Lessee Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Guaranteed Party may have against the Lessee, to all right, title and interest, that the Lessor or the Indenture Trustee may have in any such collateral or security, and to any right that the Lessor or the Indenture Trustee may have against such other guarantor. The Lessor or the Indenture Trustee may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights that the Lessee Guarantor may have, and upon any such disposition or sale, any rights of subrogation the Lessee Guarantor may have shall terminate in respect of any such item of collateral or security. If any amount shall be paid in full to the Lessee Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all the Guaranteed Obligations shall not have been indefeasibly paid in full or completely performed, such amount shall be held in trust by the Lessee Guarantor for the Indenture Trustee and shall forthwith be paid over to the Indenture Trustee for the benefit of the Guaranteed Parties to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

        (e)   The Lessee Guarantor waives all rights and defenses that the Lessee Guarantor may have because the Lessee's debt is secured by real property. This means, among other things:

          (1)   The Guaranteed Parties may collect from the Lessee Guarantor without first foreclosing on any real or personal property collateral pledged by the Lessee.

          (2)   If the Guaranteed Parties foreclose on any real property collateral pledged by the Lessee:

            (A)  The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

            (B)  The Guaranteed Parties may collect from the Lessee Guarantor even if the Guaranteed Parties, by foreclosing on the real property collateral, have destroyed any right the Lessee Guarantor may have to collect from the Lessee.

        This is an unconditional and irrevocable waiver of any rights and defenses the Lessee Guarantor may have because the Lessee's debt is secured by real property.

        Section 2.5. Lessee Guarantor Benefits.    The Lessee Guarantor acknowledges that it will receive benefits from the financing and other arrangements contemplated by the Operative Documents and that the waivers and agreements set forth in this Lease Guaranty are knowingly made in contemplation of such benefits.

        Section 2.6. Bankruptcy.    In the event of a rejection of the Lease in a bankruptcy or insolvency proceeding of the Lessee, the Lessee Guarantor agrees that it will pay forthwith all payments required to be made by the Lessee under the Lease as though such rejection had not occurred.

        Section 2.7. Payments.    All payments to be made by the Lessee Guarantor hereunder shall be made to the Indenture Trustee in Dollars to the Account in immediately available and freely transferable funds at the place of payment, all such payments to be paid without setoff, counterclaim or reduction and without deduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholding or liabilities with respect thereto or any restrictions or conditions of any nature. If the Lessee Guarantor is required by law to make any deduction or withholding on account of any tax or other withholding or deduction from any sum payable by the Lessee Guarantor hereunder, the Lessee Guarantor shall pay any such tax or other withholding or deduction and shall pay such additional amount necessary to ensure that, after making any payment, deduction or withholding, the Indenture Trustee shall receive and retain (free of any liability in respect of any payment, deduction or withholding) a net sum equal to what it would have received and so retained hereunder had no such deduction, withholding or payment been required to have been made; provided, that any tax on net income or other tax that any Guaranteed Party would have been required to pay had such amounts been paid directly by the Lessee in accordance with the terms of the Operative Documents shall not be taken into account in calculating any amount pursuant to this Section 2.7.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

        Section 3.1. Representations and Warranties.    The Lessee Guarantor hereby restates to each Guaranteed Party its representations and warranties set forth in Section 8.2 of the Participation Agreement, which representations and warranties are hereby incorporated by reference.

ARTICLE IV
COVENANTS

        Section 4.1. Covenants.    The Lessee Guarantor covenants and agrees that, so long as any portion of the Guaranteed Obligations remains unpaid, the Lessee Guarantor will, unless the Required Participants shall otherwise consent in writing, perform the obligations set forth in the Participation Agreement applicable to it, which covenants are hereby incorporated by reference.

ARTICLE V
MISCELLANEOUS PROVISIONS

        Section 5.1. Operative Document.    This Lease Guaranty is an Operative Document executed pursuant to the Participation Agreement and shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Participation Agreement.

        Section 5.2. Binding on Successors, Transferees and Assigns; Assignment of Lease Guaranty. This Lease Guaranty shall be binding upon the Lessee Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Guaranteed Party and their respective, permitted successors and assigns; provided, however, that the Lessee Guarantor may not assign any of its obligations hereunder without the prior written consent of each Participant.

        Section 5.3. Amendments.    No amendment to or waiver of any provision of this Lease Guaranty, nor consent to any departure by the Lessee Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lessee Guarantor and the Guaranteed Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        Section 5.4. Addresses for Notices to the Lessee Guarantor.    All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address set forth on Schedule II to the Participation Agreement and deemed received in accordance with the provisions of Section 15.3 of the Participation Agreement. The Lessee Guarantor may designate a new address or facsimile number for receipt of notices hereunder by giving notice of such change to the Participants and the Indenture Trustee in the manner and in accordance with the provisions of Section 15.3 of the Participation Agreement.

        Section 5.5. No Waiver; Remedies.    In addition to, and not in limitation of, Section 2.2 and Section 2.4, no failure on the part of any Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        Section 5.6. Section Captions.    Section captions used in this Lease Guaranty are for convenience of reference only, and shall not affect the construction of this Lease Guaranty.

        Section 5.7. Setoff.    In addition to, and not in limitation of, any rights of any Guaranteed Party under Applicable Law, each Guaranteed Party, upon the occurrence of any Lease Event of Default, shall have the right to appropriate and apply to the payment of the obligations of the Lessee Guarantor owing to it hereunder, to the extent then due, and the Lessee Guarantor hereby grants to each Guaranteed Party a continuing security interest in any and all balances, credits, deposits, accounts or moneys of the Lessee Guarantor then or thereafter maintained with such Guaranteed Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 7.6(c) of the Participation Agreement.

        Section 5.8. Severability.    Wherever possible each provision of this Lease Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Lease Guaranty shall be prohibited by or invalid under such Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease Guaranty.

        Section 5.9. Termination of Lease Guaranty.    Subject to Section 2.3 hereof, the Lessee Guarantor's obligations under this Lease Guaranty shall terminate on the date upon which all Guaranteed Obligations have been indefeasibly paid in full and completely performed.

        Section 5.10. Governing Law.    THIS LEASE GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

        Section 5.11. Waiver of Jury Trial.    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE LESSEE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LEASE GUARANTY. THE LESSEE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS

PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTICIPANTS ENTERING INTO THE PARTICIPATION AGREEMENT.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the LESSEE GUARANTOR has caused this LEASE GUARANTY to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

SABRE HOLDINGS CORPORATION
By:
Name: Its:

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  Exhibit 10.1(g)
TABLE OF CONTENTS
LEASE GUARANTY
W I T N E S S E T H
ARTICLE I DEFINITIONS
ARTICLE II LEASE GUARANTY PROVISIONS
ARTICLE III REPRESENTATIONS AND WARRANTIES
ARTICLE IV COVENANTS
ARTICLE V MISCELLANEOUS PROVISIONS